UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                         July 30, 2004

OPTIGENEX INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-85460	201678933
(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue, New York, New York, 6th Floor	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 905-0189

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets

On July 30, 2004, we acquired (the “Acquisition”) the assets of Optigenex Inc (“Old Optigenex”), a privately-held Delaware corporation, through our wholly-owned subsidiary, Optigenex Acquisition Corp. (“Acquisition Sub”), in exchange for (i) our issuing to Old Optigenex 8,621,255 shares of common stock (“Vibrant Shares”), which represented approximately 94% of our common stock immediately after the after the closing, and (ii) the assumption by Acquisition Sub of all of the debts, obligations, duties and liabilities of Old Optigenex and its business. Immediately prior to the Acquisition, we sold all of our assets and liabilities, including our operating subsidiary Vibrant Health, Inc., to our then sole officer, director and principal shareholder, Thomas McAdam. Immediately following the Acquisition, Old Optigenex dissolved, distributing the Vibrant Shares to its stockholders. In addition, we merged with and into our wholly-owned Delaware subsidiary, thereby changing our state of incorporation to Delaware and our name to Optigenex Inc.

On August 12, 2004 we filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the transaction described above. We are amending such Current Report on Form 8-K to provide the financial information required by Item 9.01 (formerly Item 7) of the Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)  The historical financial statements of the Company are set forth below.

(b)  Pro-forma Financial Information.

All pro-forma financial statements required by Article 11 of Regulation S-X have been omitted as not being meaningful as Vibrant Health International had no significant operations at the time of the acquisition and its operations prior to its acquisition of the assets of Old Optigenex were not material to the post-transaction entity.

OPTIGENEX INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2003

OPTIGENEX INC.

CONTENTS
December 31, 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Optigenex Inc.

We have audited the accompanying balance sheets of Optigenex Inc. as of December 31, 2003 and 2002, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Optigenex Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with United States generally accepted accounting principles.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

June 21, 2004

OPTIGENEX INC.

BALANCE SHEET

	December 31,		June 30,
	2002	2003	2004
			(unaudited)
ASSETS

Current Assets:
Cash		$67,944	$3,185,050
Accounts receivable			49,588
Inventories		560,151	1,209,644
Prepaid expenses and other current assets	$108,250	8,094	49,494
Total current assets	108,250	636,189	4,493,776

Property and Equipment, at cost, net of accumulated
depreciation of $-0-, $6,267 and $13,175, respectively		48,351	88,587

Intangible Assets, net		5,748,700	5,582,410

Security Deposits			38,919
Total Assets	$108,250	$6,433,240	$10,203,692

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Notes payable		$266,551	$47,179
Accounts payable and accrued expenses	$9,231	455,762	539,181
Loans payable - stockholders		15,000
Total current liabilities	9,231	737,313	586,360

Commitments

Stockholders' Equity:
Preferred stock - $0.01 par value; authorized 1,000,000
shares, none issued
Common stock - $0.01 par value; authorized 20,000,000
shares, issued and outstanding 2,000,000, 6,488,750
and 8,326,252 shares, respectively	20,000	64,888	83,263
Additional paid-in capital	230,000	8,409,362	13,198,887
Accumulated deficit	(150,981)	(2,778,323)	(3,664,818)
Stockholders' equity	99,019	5,695,927	9,617,332
Total Liabilities and Stockholders' Equity	$108,250	$6,433,240	$10,203,692

See Notes to Financial Statements
2

OPTIGENEX INC.

STATEMENT OF OPERATIONS

	Period from
	July 10, 2002		Six-month
	(date of inception)	Year ended	period ended
	to December 31,	December 31,	June 30,
	2002	2003	2004	2003
			(unaudited)

Net sales		$45,845	$166,466

Cost of sales		16,627	56,522

Gross profit		29,218	109,944

Selling, general and administrative expenses	$150,981	2,656,560	996,439	$746,122
Net loss	$(150,981)	$(2,627,342)	$(886,495)	$(746,122)

Net loss per common share - basic and diluted	$(0.06)	$(0.66)	$(0.13)	$(0.23)

Weighted-average number of common shares outstanding - basic and diluted	2,500,000	3,972,972	7,015,946	3,295,580

See Notes to Financial Statements
3

OPTIGENEX INC.

STATEMENT OF STOCKHOLDERS' EQUITY

Year ended December 31, 2003

	Common Stock		Additional
	Number of		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity
Issuance of common stock for cash	2,500,000	$25,000	$225,000		$250,000

Net loss				$(150,981)	(150,981)

Balance at January 1, 2003	2,500,000	25,000	225,000	(150,981)	99,019

Issuance of common stock for cash	1,100,000	11,000	2,014,000		2,025,000

Issuance of common stock for services	227,500	2,275	452,725		455,000

Issuance of common stock in conversion of debt	105,000	1,050	208,950		210,000

Issuance of common stock and options for acquisitions	2,556,250	25,563	5,386,937		5,412,500

Issuance of options to consultants			121,750		121,750

Net loss				(2,627,342)	(2,627,342)

Balance at December 31, 2003	6,488,750	64,888	8,409,362	(2,778,323)	5,695,927

(unaudited):
Issuance of common stock for cash	1,837,502	18,375	4,789,525		4,807,900

Net loss				(886,495)	(886,495)
Balance at June 30, 2004	8,326,252	$83,263	$13,198,887	$(3,664,818)	$9,617,332

See Notes to Financial Statements
4

OPTIGENEX INC.

STATEMENT OF CASH FLOWS

		Period from
		July 10, 2002		Six-month
		(date of inception)	Year ended	period ended
		to December 31,	December 31,	June 30,
		2002	2003	2004	2003
				(unaudited)
Cash flows from operating activities:
Net loss		$(150,981)	$(2,627,342)	$(886,495)	$(746,122)
Adjustments to reconcile net loss to net cash
used in operating activities:
Amortization of intangible assets			159,700	201,432
Depreciation			6,267	6,908
Stock-based compensation			576,750		80,875
Changes in operating assets and liabilities,
excluding the effects of acquisitions:
Increase in accounts receivable				(49,588)
Increase in inventories			(560,151)	(649,493)	(172,514)
(Increase) decrease in prepaid expenses
and other current assets		(108,250)	100,156	(41,400)	102,581
Increase in security deposits				(38,919)
Increase in accounts payable and accrued
expenses		9,231	318,020	83,419	16,324
Net cash used in operating activities		(250,000)	(2,026,600)	(1,374,136)	(718,856)

Cash flows from investing activities:
Patent costs			(69,309)	(35,142)	(11,793)
Purchases of property and equipment			(29,618)	(47,144)	(3,560)
Cash used in investing activities			(98,927)	(82,286)	(15,353)

Cash flows from financing activities:
Proceeds from the issuance of common stock		250,000	2,025,000	4,807,900	1,144,125
Increase in (repayment of) loans payable - stockholder			225,000	(15,000)	15,000
Payments on notes payable			(56,529)	(219,372)	(40,000)
Net cash provided by financing activities		250,000	2,193,471	4,573,528	1,119,125

Net increase in cash			67,944	3,117,106	384,916

Cash at beginning of year or period				67,944
Cash at end of year or period	$	- 0 -	$67,944	$3,185,050	$384,916

Supplemental schedule of noncash investing and financing activities:

Stockholder loans converted into common stock			$210,000
Issuance of common stock and options for services			$576,750		$80,875
Issuance of common stock and options for acquisitions			$5,412,500		$2,800,000
Notes payable issued for acquisitions			$323,080

See Notes to Financial Statements
5

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

1.	PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Optigenex Inc. (the "Company") is in the business of developing and marketing proprietary products which are designed to positively affect health through the repair and protection of DNA.

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the requirements of item 310(b) of Regulation S-B. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations for the six-month period ended June 30, 2004 are not necessarily indicative of the results of operations expected for the year ended December 31, 2004.

The accompanying unaudited interim financial statements for the six-month periods ended June 30, 2004 and 2003 include all adjustments (consisting only of those of a normal recurring nature) necessary for a fair statement of the results of the interim period.

Inventories are stated at the lower of cost, determined by the first-in, first-out method, or market.

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition exceeds its carrying amount. The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

Revenue is recognized when persuasive evidence of an arrangement exists, the product has been delivered, the rights and risks of ownership have passed to the customer, the price is fixed and determinable, and collection of the resulting receivable is reasonably assured. For arrangements that include customer acceptance provisions, revenue is not recognized until the terms of acceptance are met. Reserves for sales returns and allowances are estimated and provided for at the time of shipment.

Shipping costs are included in selling, general and administrative expenses and amounted to approximately $1,000 for the year ended December 31, 2003.

Depreciation of property, plant and equipment is provided for by the straight-line method over the estimated useful lives of the related assets.

6

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)
The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses on these accounts.
The Company has elected to apply APB Opinion No. 25 and related interpretations in accounting for its stock options granted to employees and has adopted the disclosure-only provisions of SFAS No. 123. There were no options granted to employees during the year ended December 31, 2003 and the six-month period ended June 30, 2004. Options granted to nonemployees are accounted for at fair value.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Costs incurred for producing and communicating advertising are expensed as incurred and included in selling, general and administrative expenses in the accompanying statement of operations. Advertising expenses approximated $216,000 for the year ended December 31, 2003.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

The estimated fair value of the notes payable and loans payable - stockholders approximates the carrying amount due to the short-term nature of the instrument.

Basic loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share gives effect to dilutive options, warrants and other potential common stock outstanding during the period. Potential common stock, consisting of options and warrants outstanding, has not been included in the computation of diluted loss per share, as the effect would be antidilutive, as follows:

		Six-month period ended
Period from July 10, 2002	Year ended	June 30,
to December 31, 2002	December 31, 2003	2004	2003
272,000	706,895	812,779	402,000

2.	ACQUISITIONS:	(1)
On April 4, 2003, the Company acquired certain assets of The Giampapa Institute for Anti-Aging Medical Therapy and Optigene-x, LLC ("Giampapa"). The acquisition will allow the Company access to valuable patents that the Company hopes to utilize.

7

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

The purchase price amounted to $2,973,080 consisting of 1,400,000 shares of common stock valued at $2,800,000 and the issuance of a note payable of $173,080 to an individual for release of his license agreement to utilize the patents acquired. The value of the common shares issued in connection with the transaction was $2.00, which was determined based on sales, in close proximity to the transaction, to unrelated third parties.
The purchase price was allocated to the various patents and patents pending acquired. The patents have a weighted-average useful life of 11 years.

(2)
On November 6, 2003, the Company acquired certain assets and assumed certain liabilities of CampaMed LLC ("CampaMed"). The acquisition will allow the Company access to valuable patents that the Company hopes to utilize.

The purchase price amounted to $2,891,012, consisting of notes payable of $150,000, the assumption of liabilities totaling $128,512 and the issuance of 1,156,250 shares of common stock valued at $2,312,500. The value of the common shares issued in connection with the transaction was $2.00, which was determined based on recent sales to unrelated third parties. In addition, options to purchase 150,000 shares of the Company's common stock at an exercise price of $0.001 were issued as part of the acquisition valued at $300,000.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition. Such fair values were determined based on estimates.

Property and equipment	$25,000
Intangible assets	2,866,012

Total assets acquired	2,891,012

Current liabilities assumed	(128,512)

Notes payable	(150,000)
Net assets acquired	$2,612,500

Of the $2,866,012 of acquired intangible assets, $251,634 was assigned to registered trademarks, trade names and copyrights, and $2,614,378 was assigned to patents and patents pending which have weighted-average useful lives of approximately 12 and 10 years, respectively.

Additionally, the Company is required to make additional payments to the seller based on a percentage of sales from certain products, as defined in the agreement. The payments are conditional upon sales and will not exceed $500,000. Payments of this contingent purchase price will be recorded as additional costs of the acquisition as incurred.

8

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

The following summarized pro forma consolidated statement of income (unaudited) assumes the acquisitions occurred at January 1, 2003:

Net sales	$45,845
Net loss	(2,813,122)
Net loss per common share - basic and diluted	(0.50)

3.	INVENTORIES:	Inventories consist of the following:

	December 31,	June 30,
	2003	2004
		(unaudited)
Raw materials	$71,690	$709,738
Work-in-progress		55,100
Finished goods	488,461	444,806
	$560,151	$1,209,644

4.	PROPERTY AND EQUIPMENT:	Property and equipment, at cost, consists of the following:

	December 31,	June 30,	Estimated
	2003	2004	Useful Life
		(unaudited)
Office equipment	$7,068	$54,212	3 to 7 years
Production equipment	47,550	47,550	3 to 7 years
	54,618	101,762
Less accumulated depreciation	(6,267)	(13,175)
	$48,351	$88,587

5.	INTANGIBLE ASSETS:	Intangible assets, at cost, consist of the following:

	December 31, 2003		June 30, 2004
			(unaudited)
	Gross	Accumulated	Gross	Accumulated
	Amount	Amortization	Amount	Amortization
Trademarks, trade names
and copyrights	$251,634	$4,194	$257,071	$12,824
Patents and patents pending	5,656,766	155,506	5,686,471	348,308
	$5,908,400	$159,700	$5,943,542	$361,132

9

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

The patents are being amortized over periods of 7 to 16 years, the remaining life of the patents. Patent pending applications will be amortized when the patents are issued. Trademarks, trade names and copyrights are being amortized over 10 years, the remaining estimated useful life.

Amortization expense amounted to approximately $156,000 and $201,000 for the year ended December 31, 2003 and the six-month period ended June 30, 2004, respectively. Estimated amortization expense for the next five years is as follows:

Six-month period ending December 31, 2004	$200,000

Year ending December 31,
2005	400,000
2006	400,000
2007	400,000
2008	400,000

6.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES:	Accounts payable and accrued expenses consist of the following:

	December 31,		June 30,
	2002	2003	2004
			(unaudited)
Trade accounts payable	$9,231	$102,911	$416,881
Accrued professional fees		315,351	63,687
Accrued salaries		37,500
Other			78,613
	$9,231	$455,762	$539,181

7.	NOTES PAYABLE:	Notes payable consist of obligations originated upon the Company's acquisitions during 2003. The notes are noninterest-bearing and due upon demand.

	December 31,	June 30,
	2003	2004
		(unaudited)
Giampapa acquisition	$128,080
CampaMed acquisition	138,471	$47,179
	$266,551	$47,179

10

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

8.	LOANS PAYABLE - STOCKHOLDERS
Loans payable - stockholders consists of a working capital loan made to the Company. The loan is noninterest-bearing and was repaid in March 2004.In December 2003, the Company issued 105,000 shares of common stock to stockholders in conversion of $210,000 of loans payable.

9.	COMMITMENTS AND CONTINGENCIES:	In June 2004, the Company entered into a noncancelable operating lease for office space expiring March 31, 2007. The aggregate minimum future payments under the lease are payable as follows:

Six-month period ending December 31, 2004	$108,994

Year ending December 31,
2005	217,989
2006	217,989
2007	54,497
$599,469

The lease is subject to escalation for the Company's proportionate share of increases in real estate taxes and porters' wages. Rent expense charged to operations amounted to approximately $13,400, $43,000, $60,000 and $24,000 for the period from July 10, 2002 (date of inception) to December 31, 2002, the year ended December 3, 2003 and the six-month periods ended June 30, 2004 and 2003, respectively.

As of June 30, 2004, the Company has employment agreements with key executives and employees through July 2006. The agreements provide for approximate annual base salaries as follows:

Six-month period ending December 31, 2004	$397,000

Year ending December 31,
2005	657,000
2006	187,000
$1,241,000

10.	STOCKHOLDERS' EQUITY:
Effective January 15, 2003, the Company's board of directors approved a 5 for 4 stock split, whereby the number of shares of outstanding common stock was increased from 2,000,000 to 2,500,000. The stated par value of each share was not changed from $.01. A total of $5,000 was reclassified from the Company's additional paid-in capital account to the Company's common stock account. All per share amounts have been restated to retroactively reflect the stock split.

During 2003, the Company sold and issued 1,000,000 shares of common stock at $2.00 per share during 2003.

11

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

During 2003, the Company issued 284,895 options to consultants for services performed. These options consist of 30,000 options exercisable at $1.00 per share and 254,895 options exercisable at $2.00 per share. The options vest immediately and are exercisable for a period of five years. The value of the options aggregating $121,750 has been included in selling, general and administrative expenses for the year ended December 31, 2003. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for the year ended December 31, 2003: expected volatility of 0%; risk-free interest rate of 5%; expected lives of 5 years; and no expected dividends. The stock price of the common stock at the date of issued was determined to be $2.00 based on recent sales to unrelated third parties. The Company completed private placements from January through June 2004 whereby 1,837,502 shares of common stock were issued for an aggregate amount of $5,350,002. The Company incurred $542,102 of commissions and legal fees related to these private placements, including $96,700 in commissions to an investment bank whose vice chairman is the chairman of the Company. In connection with the private placements, the Company issued 106,334 warrants to its investment banker and agents, including 30,500 to an investment bank whose vice chairman is the chairman of the Company. Each warrant allows the holders to purchase one share of common stock at a price of $3.30 per share and is exercisable to five years.

11.	STOCK OPTION PLANS:
The Company has an incentive stock option plan (the "Plan") under which options to purchase 1,000,000 shares of common stock may be granted to key employees, stockholders, consultants and other persons. The exercise price will be based on the fair market value of such shares as determined by the board of directors at the date of the grant of such options.

A summary of the status of the Company's options as of December 31, 2003 and changes during the year then ended is presented below:

		Weighted-
	Number	average
	of	Exercise
	Shares	Price
Granted during 2002 and outstanding at
December 31, 2002	272,000	$1.00
Granted	434,895	1.24
Outstanding at December 31, 2003	706,895	$1.15

Options exercisable at December 31, 2003	706,895	$1.15

Weighted-average fair value of options granted
during the year		$0.97

12

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

There were no options issued or exercised during the six-month period ended June 30, 2004.

The following table summarizes information about fixed stock options outstanding at December 31, 2003 and June 30, 2004:

	Options Outstanding and Exercisable
		Weighted-
		average	Weighted-
		Remaining	average
Range of	Number	Contractual	Exercise
Exercise Prices	Outstanding	Life	Price
$0.001	150,000	4.90 years	$.001
$1.00	302,000	4.00 years	1.000
$2.00	254,895	4.00 years	2.000
$0.001 - $2.00	706,895	4.19 years	$1.150

12.	INCOME TAXES:	The Company has a net operating loss carryforward of approximately $2,000,000 available to offset taxable income through the year 2023.

The tax effects of loss carryforwards and the valuation allowance that give rise to deferred tax assets are as follows:

Net operating losses		$800,000
Less valuation allowance		(800,000)
Deferred tax assets	$	- 0 -

The difference between income taxes computed at the statutory federal rate of 34% and the provision for income taxes relates to the following:

	Period from
	July 10, 2002
	(date of		Six-month
	inception) to	Year ended	period ended
	December 31,	December 31,	June 30,
	2002	2003	2004	2003
			(unaudited)
Provision at federal statutory rate	34%	34%	34%	34%
Valuation allowance	(34)	(34)	(34)	(34)
	-0-%	-0-%	-0-%	-0-%

13

OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

13.	RELATED PARTY TRANSACTIONS:	The following are related party transactions:

	Period from
	July 10, 2002
	(date of		Six-month
	inception) to	Year ended	period ended
	December 31,	December 31,	June 30,
	2002	2003	2004	2003
			(unaudited)
Sales to a board member
and stockholder		$18,000	$68,000
Consulting fees paid to a board
member and stockholder		$77,000	5,000	$38,500
Commissions to an investment bank
whose vice chairman is the chairman
of the Company			96,700
Consulting fees paid to companies
owned by a key employee	$25,000	$63,000	26,000	31,500

14.	ROYALTY AGREEMENTS:
The Company is obligated, under a royalty agreement, to pay royalties on all sales of certain products including any compound, substance or ingredient derived from Cat's Claw. The maximum amount of royalties due is $347,700 and will be paid based on sales, as defined in the agreement.

Additionally, in connection with the CampaMed acquisition, the Company has assumed a royalty obligation based on sales of certain products using the Thiol or Nicoplex Technology. The maximum amount of royalties due is $3,500,000 and will be paid based on sales, as defined in the agreement.

15.	SUBSEQUENT EVENT:
Pursuant to the terms of an Asset Purchase Agreement ("Purchase Agreement") dated July 30, 2004 by and among Vibrant Health International ("Vibrant"), Optigenex Acquisition Corp. ("Acquisition Sub"), a wholly owned subsidiary of Vibrant, Thomas McAdam, who, prior to the consummation of the Purchase Agreement, was a principal shareholder and the sole officer and director of Vibrant, and the Company, Acquisition Sub acquired substantially all of the assets of the Company (the "Acquisition") in exchange for (i) Vibrant issuing the Company 8,621,255 shares (the number of outstanding shares of the Company as of July 30, 2004) of Vibrant's common stock ("Vibrant Shares"), which represents approximately 94% of Vibrant's common stock immediately after the Acquisition, and (ii) the assumption by Acquisition Sub of all of the debts, obligations, duties and liabilities of the Company and its business ("Optigenex Liabilities"). In addition, Vibrant issued the Company 681,895 options ("Substitute Options") and 111,668 warrants ("Substitute Warrants") to purchase Vibrant common stock. The number of Substitute Options and Substitute Warrants equals the number of the Company's options ("Optigenex Options") and warrants ("Optigenex Warrants") outstanding at the time of the Acquisition, and the Substitute Options and Substitute Warrants will have the same exercise price and be on the same terms as the Company's Options and Warrants.

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OPTIGENEX INC. NOTES TO FINANCIAL STATEMENTS December 31, 2003 (information pertaining to the six-month periods ended June 30, 2004 and 2003 is unaudited)

After the Acquisition, the Company liquidated, thereby distributing the Vibrant Shares, the Substitute Options and Substitute Warrants to the shareholders, option holders and warrant holders of the Company. In addition, Vibrant, a Nevada corporation, merged (the "Merger") with and into Optigenex Merger Inc., a wholly owned subsidiary of Vibrant, with Optigenex Merger Inc. being the surviving corporation. Pursuant to the Merger, Vibrant changed its name to Optigenex Inc.

Upon consummation of the above transaction, the board of directors adopted an incentive stock plan in which 5,000,000 shares of common stock have been reserved for future issuance. The plan provides for grants of incentive stock options, nonqualified stock options and shares of common stock to employees, non-employee directors and others. The option price cannot be less than the fair market value of the shares of the incentive stock options at the date of grant. Vesting of options and stock awards and certain other conditions are determined by, or a committee appointed by, the board of directors. During August 2004, 1,450,000 options with an exercise price of $3.00 per share were granted under this plan.

For accounting purposes, this transaction will be accounted for as a reverse merger, with the Company as the accounting acquirer.

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(c)  Exhibits.

The exhibits filed as part of this Current Report on Form 8-K/A are listed in the attached Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIGENEX INC.

By:	/s/ Richard S. Serbin
Richard S. Serbin,
Chief Executive Officer

Dated: October 13, 2004

INDEX TO EXHIBITS

Exhibit	Description

2.1	Asset Purchase Agreement dated as of July 30, 2004 by and among Vibrant Health International, Optigenex Acquisition Corp., Thomas H. McAdam and Optigenex Inc. (1)

2.2	Certificate of Ownership and Merger of Vibrant Health International into Optigenex Merger Inc. (1)

3.1	Certificate of Incorporation of Registrant (formerly known as Optigenex Merger Inc.) (1)

3.2	By-laws of Optigenex Inc. (1)

_____________________________
(1) Previously filed with the Registrant’s current report on 8-K for the event dated July 30, 2004.